UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                           FORM N-CSRS


      CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                       INVESTMENT COMPANIES


Investment Company Act file number 811-09191

Name of Fund:  MuniHoldings Insured Fund II, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief
     Executive Officer, MuniHoldings Insured Fund II, Inc., 800
     Scudders Mill Road, Plainsboro, NJ, 08536.  Mailing address:
     P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/05

Date of reporting period: 10/01/04 - 03/31/05

Item 1 -   Report to Stockholders


MuniHoldings
Insured Fund II, Inc.


Semi-Annual Report
March 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


MuniHoldings Insured Fund II, Inc. seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


MuniHoldings Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011


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MuniHoldings Insured Fund II, Inc.


The Benefits and Risks of Leveraging


MuniHoldings Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders.
If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million create a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of March 31, 2005, the percentage of the Fund's total net assets invested in inverse floaters was 3.77%, before the deduction of Preferred Stock.



Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2005



A Letter From the President


Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.

Total Returns as of March 31, 2005                                 6-month      12-month
U.S. equities (Standard & Poor's 500 Index)                         + 6.88%      + 6.69%
Small-cap U.S. equities (Russell 2000 Index)                        + 8.00       + 5.41
International equities (MSCI Europe Australasia Far East Index)     +15.13       +15.06
Fixed income (Lehman Brothers Aggregate Bond Index)                 + 0.47       + 1.15
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)      + 1.21       + 2.67
High yield bonds (Credit Suisse First Boston High Yield Index)      + 3.39       + 7.84

The U.S. economy continued to show resilience in the face of the Federal Reserve Board's (the Fed's) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program brought the federal funds rate to 2.75% by period-end as the central bank continued its campaign to combat emergent inflation.

In fact, business costs have been rising, which is beginning to put pressure on corporate profit margins. Consumer prices have been moving up as well, particularly in the areas of gasoline prices, healthcare costs, housing and education.

U.S. equities ended 2004 in a strong rally, but stumbled into negative territory in the first quarter of 2005. On the positive side, corporations have been accelerating their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown later this year. International equities, especially in Asia, have benefited from higher economic growth rates. China, in particular, recorded growth of more than 9% in 2004.

In the bond market, long-term interest rates finally began to inch higher while significant increases have been recorded on the short end. This resulted in a flattening of the yield curve throughout much of the current reporting period. At March 31, 2005, the two-year Treasury note yielded 3.80% and the 10-year note yielded 4.50%, a difference of 70 basis points (.70%). This compared to a spread of 151 basis points six months earlier and 226 basis points 12 months ago.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2005



A Discussion With Your Fund's Portfolio Manager


The Fund provided competitive results relative to its Lipper peers, as we continued to focus on generating yield and preserving the Fund's underlying value in a rising interest rate environment.


Describe the recent market environment relative to municipal bonds.

Long-term bond yields, although volatile, were little changed over the past six months. Gross domestic product (GDP) growth was recently revised to 3.8% for the fourth quarter of 2004, similar to the 4% rate recorded in the third quarter. For 2004 as a whole, real GDP grew at a 4.4% annual rate, well ahead of 2003's annual rate of 3%. First quarter 2005 GDP growth is expected to remain in the 4% range.

Continued economic improvements have been broadly disregarded, as financial markets have focused on inflationary trends, currency-related demand for long-term securities, and Federal Reserve Board (the Fed) interest rate actions. The Fed continued to raise short-term interest rates at each of its meetings during the period, bringing the federal funds rate to 2.75% at period-end. As the short end of the yield curve responded to the Fed actions with rising yields, the longer end was little affected. The result has been a flattening of the yield curve. Over the past six months, 30-year U.S. Treasury bond yields declined 14 basis points to 4.75% while 10-year yields increased 36 basis points to 4.50%.

Trends in the tax-exempt market were similar. Yields on long-term, A-rated revenue bonds, as measured by the Bond Buyer Revenue Bond
Index, were essentially unchanged at 5.03%. As reported by Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 10 basis points to 4.58% while yields on AAA-rated, 10-year bonds rose 37 basis points to 3.84%.

Over the past six months, $190 billion in tax-exempt bonds was underwritten, an increase of approximately 5% versus the same period a year ago. More than $96 billion in new long-term municipal securities was issued in the first three months of 2005, an increase of 13% compared to the first quarter of 2004. New issuance in the first quarter of 2005 went on record as the largest in any first quarter. Recent quarterly issuance was boosted by a 25% increase in refunding issues as municipalities sought to refinance existing higher-coupon debt. These refundings have been heavily weighted in the 10-year - 20-year maturity range to lower the overall interest cost of the refunding issue. This concentration has put pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Recent demand for municipal product has been positive. According to the Investment Company Institute, in the first two months of 2005, monthly net new cash flows into long-term municipal bond funds have been in the $725 million to $800 million range. This represents a significant improvement from $275 million during the same period in 2004. Recent weekly figures from AMG Data Services have continued to show generally positive flows during March 2005. As in earlier quarters, much of these flows have been directed to high yield municipal bond funds, resulting in a continued narrowing of credit spreads.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended March 31, 2005, the Common Stock of MuniHoldings Insured Fund II, Inc. had net annualized yields of 6.18% and 6.93%, based on a period-end per share net asset value of $14.21 and a per share market price of $12.68, respectively, and $.438 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.90%, based on a change in per share net asset value from $14.41 to $14.21, and assuming reinvestment of all distributions.

The Fund's return, based on net asset value, outpaced that of its comparable Lipper category of Insured Municipal Debt Funds (Leveraged), which had an average return of +1.63% for the six-month period. The portfolio's slightly defensive positioning in a very volatile interest rate environment benefited performance during the period. Our strategy was to avoid those areas of the yield curve that were demonstrating the most volatility, particularly the 10-year and shorter areas of the curve, and to move out on the curve to the 20-year range and longer. This not only shielded the Fund from much of the volatility, but also helped to augment yield.



MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2005


For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Throughout the period, we continued to focus on securities that we felt represented the best relative value in the insured municipal marketplace. We continued shifting the portfolio's focus further out on the yield curve by reducing exposure to securities with 15-year - 20-year maturities and increasing exposure further out on the curve.

The Fund purchased bonds recently issued by Puerto Rico Electric Power. These bonds were insured by XL Capital Assurance Inc. (XLCA) and CIFG Services, Inc., relatively new AAA-rated insurers in the municipal marketplace. In anticipation that they would outperform over time, these bonds came with yields at a generous spread above those offered by bonds backed by traditional insurers, such as Financial Guaranty Insurance Company (FGIC), Financial Security Assurance (FSA) and Ambac Financial Group, Inc. In fact, with recent negative news regarding potential accounting irregularities at MBIA Insurance Corp., the spread for bonds insured by XLCA and CIFG narrowed by five basis points as investors sought more insurance company diversification.

For the six-month period ended March 31, 2005, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 1.70% for Series A, 1.64% for Series B and 1.66% for Series C. Continued short-term interest rate hikes by the Fed have modestly increased the Fund's borrowing costs throughout the past six months. Although the Fed remains committed to tightening short-term interest rates, the Fund's borrowing costs remain quite low on a historical basis and the leveraging of the Preferred Stock has continued to generate a material income benefit to the Fund's Common Stock shareholders. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 39.18% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

At period-end, the portfolio was fully invested and, in anticipation of higher interest rates, defensively positioned. We continue to emphasize competitive yield and preservation of the Fund's net asset value. While we have begun to restructure the portfolio with bonds offering slightly longer maturity dates, those securities added in recent months have tended to be premium-coupon bonds with defensive characteristics. Such a defensive posture has enabled the Fund to increase its yield generation potential while helping to insulate it from the volatility expected to accompany a rising interest rate environment.


Robert A. DiMella, CFA
Vice President and Portfolio Manager


April 25, 2005



MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2005


Schedule of Investments                                                                                      (In Thousands)
                         Face
State                  Amount  Municipal Bonds                                                                        Value
Alaska--1.3%         $ 2,000   Anchorage, Alaska, Water Revenue Refunding Bonds, 6% due 9/01/2024 (a)           $     2,222
                       1,700   Matanuska-Susitna Boro, Alaska, GO, Series A, 6% due 3/01/2010 (d)(e)                  1,903

California--32.0%      7,490   California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas &
                               Electric), AMT, Series A, 5.35% due 12/01/2016 (d)                                     7,956
                               California State, Department of Water Resources, Power Supply Revenue Bonds,
                               Series A:
                       6,865       5.375% due 5/01/2017 (j)                                                           7,447
                       5,400       5.25% due 5/01/2020                                                                5,736
                       5,790       5.375% due 5/01/2022                                                               6,194
                       4,675   California State, GO, Refunding, RIB, AMT, Series 777X, 8.13% due 12/01/2021 (d)(k)    4,831
                       3,000   California State Public Works Board, Lease Revenue Bonds (Department of General
                               Services--Capitol East End Complex), Series A, 5% due 12/01/2027 (a)                   3,080
                       2,100   California State, Various Purpose, GO, 5.50% due 4/01/2028                             2,264
                               Cerritos, California, Community College District, GO (Election of 2004),
                               Series A (d):
                       1,550       5% due 8/01/2025                                                                   1,611
                       1,215       5% due 8/01/2026                                                                   1,260
                       2,800   Compton, California, Unified School District, GO (Election of 2002), Series B,
                               5.50% due 6/01/2025 (d)                                                                3,057
                               Golden State Tobacco Securitization Corporation of California, Tobacco
                               Settlement Revenue Bonds, Series B:
                       2,000       5.75% due 6/01/2021                                                                2,129
                       5,980       5.75% due 6/01/2022                                                                6,347
                       2,700       5.375% due 6/01/2028 (b)                                                           2,830
                       1,010       5.60% due 6/01/2028                                                                1,068
                               Los Angeles, California, Unified School District, GO:
                       3,400       (Election of 1997), Series F, 5% due 1/01/2028 (b)                                 3,525
                      11,750       Series A, 5% due 1/01/2028 (d)                                                    12,183
                       4,240   Modesto, California, Schools Infrastructure Financing Agency, Special Tax
                               Bonds, 5.50% due 9/01/2036 (a)                                                         4,596
                       5,000   Port Oakland, California, Revenue Refunding Bonds, AMT, Series L, 5.375% due
                               11/01/2027 (b)                                                                         5,239
                       1,500   Port Oakland, California, Trust Receipts, Revenue Bonds, AMT, Class R,
                               Series K, 9.046% due 11/01/2021 (b)(k)                                                 1,738
                       2,250   Sacramento County, California, Sanitation District Financing Authority, Revenue
                               Refunding Bonds, RIB, Series 366, 9.172% due 12/01/2027 (k)                            2,390
                       1,250   San Francisco, California, City and County Airport Commission, International
                               Airport, Special Facilities Lease Revenue Bonds (SFO Fuel Company LLC), AMT,
                               Series A, 6.10% due 1/01/2020 (c)                                                      1,352
                       4,620   Tustin, California, Unified School District, Senior Lien Special Tax Bonds
                               (Community Facilities District No. 97-1), Series A, 5% due 9/01/2038 (c)               4,703
                               University of California Revenue Bonds (Multiple Purpose Projects), Series Q (c):
                       3,000       5% due 9/01/2022                                                                   3,129
                       6,710       5% due 9/01/2031                                                                   6,919

Colorado--3.7%                 Aurora, Colorado, COP (a):
                       3,055       5.75% due 12/01/2019                                                               3,366
                       3,230       5.75% due 12/01/2020                                                               3,552
                         395   Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT, Senior Series A-2,
                               7.50% due 4/01/2031                                                                      418
                       4,000   Colorado Health Facilities Authority, Hospital Revenue Refunding Bonds (Poudre
                               Valley Health Care), Series A, 5.75% due 12/01/2009 (c)(e)                             4,368


Portfolio Abbreviations


To simplify the listings of MuniHoldings Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
FHA        Federal Housing Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDR        Industrial Development Revenue Bonds
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes



MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2005


Schedule of Investments (continued)                                                                          (In Thousands)
                         Face
State                  Amount  Municipal Bonds                                                                        Value
Connecticut--2.7%    $ 8,500   Connecticut State, HFA, Revenue Bonds (Housing Mortgage Finance Program),
                               AMT, Series D-2, 5.15% due 11/15/2022 (d)                                        $     8,718

Florida--1.8%          5,500   Dade County, Florida, Water and Sewer System Revenue Bonds, 5.25% due
                               10/01/2021 (b)                                                                         5,778

Georgia--1.0%          3,000   Augusta, Georgia, Water and Sewer Revenue Bonds, 5.25% due 10/01/2034 (c)              3,182

Idaho--0.3%              990   Idaho Housing and Finance Association, S/F Mortgage Revenue Bonds, AMT,
                               Series E, 6% due 1/01/2032                                                               995

Illinois--13.3%                Chicago, Illinois, GO, Series A (b)(e):
                      18,130       6% due 7/01/2010                                                                  20,539
                       2,185       (Neighborhoods Alive 21 Program), 6% due 7/01/2010                                 2,448
                       7,300   Chicago, Illinois, O'Hare International Airport Revenue Bonds, 3rd Lien, AMT,
                               Series B-2, 6% due 1/01/2029 (j)                                                       8,101
                       1,600   Kane, Cook and Du Page Counties, Illinois, School District No. 46 (Elgin), GO,
                               6.50% due 1/01/2011 (c)(e)                                                             1,847
                               Lake, Cook, Kane and McHenry Counties, Illinois, Community Unit School District
                               No. 220, GO (b):
                       8,035       6% due 12/01/2010 (e)                                                              9,091
                         125       6% due 12/01/2020                                                                    139

Indiana--3.2%          9,280   Shelbyville, Indiana, Elementary School Building Corporation Revenue Bonds,
                               First Mortgage, 5.75% due 1/15/2009 (c)(e)                                            10,209

Kansas--2.1%           3,510   Kansas State Development Finance Authority, Health Facilities Revenue Bonds
                               (Sisters of Charity Leavenworth), Series J, 6.125% due 12/01/2020                      3,875
                       2,805   Sedgwick and Shawnee Counties, Kansas, S/F Mortgage Revenue Bonds, AMT,
                               Series A-2, 6.20% due 12/01/2033 (g)(i)                                                2,885

Louisiana--2.3%        2,000   Louisiana Local Government, Environmental Facilities, Community Development
                               Authority Revenue Bonds (Capital Projects and Equipment Acquisition), Series A,
                               6.30% due 7/01/2030 (a)                                                                2,190
                       5,000   Louisiana Public Facilities Authority, FHA Insured Mortgage Revenue Refunding
                               Bonds (Baton Rouge General Medical Center Project), 5.25% due 7/01/2033 (d)(f)         5,242

Massachusetts--8.3%    5,865   Massachusetts Bay Transportation Authority, Sales Tax Revenue Refunding Bonds,
                               Senior Series A, 5% due 7/01/2035                                                      5,984
                         110   Massachusetts State, GO, Refunding, Series D, 5.375% due 8/01/2012 (d)(e)                121
                       1,105   Massachusetts State Industrial Finance Agency, Higher Education Revenue Refunding
                               Bonds (Hampshire College Project), 5.80% due 10/01/2007 (e)                            1,195
                               Massachusetts State Special Obligation Dedicated Tax Revenue Bonds (b):
                       2,655       5.25% due 1/01/2025                                                                2,817
                      12,345       5.25% due 1/01/2026                                                               13,099
                       2,770   Massachusetts State Water Resource Authority, Revenue Refunding Bonds,
                               Series A, 6% due 8/01/2010 (b)(e)                                                      3,134

Michigan--3.9%         2,000   Detroit, Michigan, City School District, GO, Series A, 5.50% due 5/01/2021 (c)         2,180
                       1,000   Michigan State Hospital Finance Authority, Revenue Refunding Bonds (Mercy Mount
                               Clemens), Series A, 6% due 5/15/2014 (d)                                               1,100
                               Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds
                               (Detroit Edison Company Project), AMT (j):
                       2,000       Series A, 5.50% due 6/01/2030                                                      2,117
                       5,000       Series C, 5.65% due 9/01/2029                                                      5,294
                       1,500   Saint Clair County, Michigan, Economic Revenue Refunding Bonds (Detroit Edison
                               Company), RIB, Series 282, 10.20% due 8/01/2024 (a)(k)                                 1,846

Minnesota--4.4%                Prior Lake, Minnesota, Independent School District Number 719, GO (c):
                       2,555       5.50% due 2/01/2016                                                                2,761
                       1,830       5.50% due 2/01/2017                                                                1,976
                       3,570       5.50% due 2/01/2018                                                                3,852
                       2,840       5.50% due 2/01/2019                                                                3,064
                       2,185   Sauk Rapids, Minnesota, Independent School District Number 47, GO, Series A,
                               5.625% due 2/01/2018 (d)                                                               2,389


MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2005


Schedule of Investments (continued)                                                                          (In Thousands)
                         Face
State                  Amount  Municipal Bonds                                                                        Value
Mississippi--1.5%    $ 3,725   Mississippi Business Finance Corporation, Mississippi, PCR, Refunding (System
                               Energy Resources Inc. Project), 5.875% due 4/01/2022                             $     3,770
                       1,000   Walnut Grove, Mississippi, Correctional Authority, COP, 6% due 11/01/2009 (a)(e)       1,133

Nebraska--1.8%         1,410   Omaha Convention Hotel Corporation, Nebraska, Convention Center Revenue Bonds,
                               First Tier, Series A, 5.50% due 4/01/2020 (a)                                          1,532
                       3,985   Omaha, Nebraska, Convention Hotel Corporation, Convention Center Revenue Bonds,
                               First Tier, Series A, 5.50% due 4/01/2022 (a)                                          4,329

Nevada--6.3%           1,750   Clark County, Nevada, IDR (Power Company Project), AMT, Series A, 6.70% due
                               6/01/2022 (b)                                                                          1,774
                       7,000   Las Vegas, Nevada, New Convention and Visitors Authority Revenue Bonds, 5.75%
                               due 7/01/2009 (a)(e)                                                                   7,756
                         240   Nevada Housing Division, S/F Mortgage Revenue Bonds, AMT, Series A-2, 6.30%
                               due 4/01/2022 (d)                                                                        243
                               Truckee Meadows, Nevada, Water Authority, Water Revenue Bonds, Series A (c):
                       5,000       5.50% due 7/01/2018                                                                5,463
                       4,445       5.50% due 7/01/2019                                                                4,856

New Jersey--9.5%               New Jersey EDA, Cigarette Tax Revenue Bonds:
                       8,590       5.75% due 6/15/2029                                                                9,021
                       6,200       5.75% due 6/15/2034                                                                6,788
                      11,000   New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds, Series A, 5.25% due
                               7/01/2033 (d)                                                                         11,695
                       2,135   New Jersey EDA, School Facility Construction, Revenue Refunding Bonds, Series K,
                               5.25% due 12/15/2017                                                                   2,338
                         200   New Jersey State Turnpike Authority, Turnpike Revenue Bonds, VRDN, Series C-3,
                               2.22% due 1/01/2024 (c)(h)                                                               200

New Mexico--1.7%       5,000   Farmington, New Mexico, PCR, Refunding (Public Service Company of San Juan),
                               Series C, 5.70% due 12/01/2016 (a)                                                     5,312

New York--16.1%       14,000   Nassau Health Care Corporation, New York, Health System Revenue Bonds, 5.75%
                               due 8/01/2009 (c)(e)                                                                  15,695
                       5,000   New York City, New York, GO, Refunding, Series G, 5.75% due 2/01/2006 (c)              5,194
                       5,570   New York City, New York, Sales Tax Asset Receivable Corporation Revenue Bonds,
                               Series A, 5.25% due 10/15/2027 (a)                                                     6,003
                       4,345   New York State Dormitory Authority Revenue Bonds (School Districts Financing
                               Program), Series D, 5.25% due 10/01/2023 (d)                                           4,638
                       1,280   New York State Dormitory Authority, Revenue Refunding Bonds (School Districts
                               Bond Financing Program), Series A, 5% due 4/01/2016 (d)                                1,373
                       3,200   New York State Local Government Assistance Corporation, Revenue Refunding
                               Bonds, Sub-Lien, VRDN, Series A-5V, 2.20% due 4/01/2020 (c)(h)                         3,200
                               Tobacco Settlement Financing Corporation of New York Revenue Bonds, Series C-1:
                       7,850       5.50% due 6/01/2017                                                                8,510
                       3,000       5.50% due 6/01/2021                                                                3,250
                       3,000   West Islip, New York, Union Free School District, GO, Refunding, 5% due
                               10/01/2018 (c)                                                                         3,213

North Carolina--0.5%   1,445   North Carolina HFA, Home Ownership Revenue Bonds, AMT, Series 14-A, 5.35%
                               due 1/01/2022 (a)                                                                      1,497

Ohio--1.0%             1,745   Aurora, Ohio, City School District, COP, 6.10% due 12/01/2019 (d)                      1,952
                       1,000   Kent State University, Ohio, University Revenue Bonds, 6% due 5/01/2024 (a)            1,115

Oklahoma--1.1%         3,385   Claremore, Oklahoma, Public Works Authority, Capital Improvement Revenue
                               Refunding Bonds, Series A, 5.25% due 6/01/2027 (c)                                     3,619

Pennsylvania--4.7%     5,600   Lycoming County, Pennsylvania, College Authority Revenue Bonds (Pennsylvania
                               College of Technology), 5.25% due 7/01/2007 (d)(e)                                     5,907
                       6,435   Pennsylvania State Higher Educational Facilities Authority, State System of
                               Higher Education Revenue Bonds, Series O, 5.125% due 6/15/2024 (a)                     6,664
                       2,090   Washington County, Pennsylvania, Capital Funding Authority Revenue Bonds
                               (Capital Projects and Equipment Program), 6.15% due 12/01/2029 (a)                     2,223


MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2005


Schedule of Investments (continued)                                                                          (In Thousands)
                         Face
State                  Amount  Municipal Bonds                                                                        Value
Rhode Island--3.5%   $ 5,555   Providence, Rhode Island, Redevelopment Agency Revenue Refunding Bonds
                               (Public Safety and Municipal Buildings), Series A, 5.75% due 4/01/2010 (a)(e)    $     6,117
                       4,685   Rhode Island State Health and Educational Building Corporation Revenue Bonds
                               (Rhode Island School of Design), Series D, 5.50% due 8/15/2031 (j)                     5,047

South Carolina--0.9%   2,695   South Carolina Housing Finance and Development Authority, Mortgage Revenue
                               Refunding Bonds, AMT, Series A-2, 6.35% due 7/01/2019 (c)                              2,764

Tennessee--2.1%        3,500   Metropolitan Government of Nashville and Davidson County, Tennessee, Health
                               and Education Facilities Board, Revenue Refunding Bonds (Ascension Health Credit),
                               Series A, 5.875% due 11/15/2009 (a)(e)                                                 3,909
                       1,080   Tennessee HDA, Revenue Bonds (Homeownership Program), AMT, Series 2B, 6% due
                               7/01/2011                                                                              1,110
                       1,515   Tennessee HDA, Revenue Refunding Bonds (Homeownership Program), AMT, Series 1,
                               6.05% due 7/01/2014 (d)                                                                1,545

Texas--13.2%           3,750   Austin, Texas, Convention Center Revenue Bonds (Convention Enterprises Inc.),
                               Trust Certificates, Second Tier, Series B, 6% due 1/01/2023                            4,020
                       8,000   Dallas-Fort Worth, Texas, International Airport Revenue Bonds, DRIVERS, AMT,
                               Series 778-Z, 8.532% due 11/01/2011 (d)(k)                                             8,872
                               Dallas-Fort Worth, Texas, International Airport Revenue Refunding and Improvement
                               Bonds, AMT, Series A (b):
                       1,835       5.875% due 11/01/2017                                                              2,020
                       2,150       5.875% due 11/01/2018                                                              2,367
                       2,390       5.875% due 11/01/2019                                                              2,631
                               El Paso, Texas, Water and Sewer Revenue Refunding and Improvement Bonds,
                               Series A (c):
                       2,650       6% due 3/01/2015                                                                   2,974
                       3,875       6% due 3/01/2016                                                                   4,349
                       4,115       6% due 3/01/2017                                                                   4,618
                       4,873   Houston, Texas, Community College System, Participation Interests, COP
                               (Alief Center Project), 5.75% due 8/15/2022 (d)                                        5,276
                       1,850   Midland, Texas, Certificates of Obligation, GO, 6.10% due 3/01/2027 (b)                2,041
                       2,650   Waskom, Texas, Independent School District, GO (School Building), 5.25% due
                               2/15/2035 (c)                                                                          2,804

Utah--2.5%             2,400   Salt Lake City, Utah, Municipal Building Authority, Lease Revenue Refunding
                               Bonds (Municipal Improvements and Refunding Project), Series A, 5.40% due
                               10/15/2019 (a)                                                                         2,602
                       5,000   Weber County, Utah, Municipal Building Authority, Lease Revenue Refunding Bonds,
                               5.75% due 12/15/2019 (d)                                                               5,377

Virginia--1.4%         4,385   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series J, Sub-Series
                               J-1, 5.20% due 7/01/2019 (d)                                                           4,441

Washington--6.9%       6,885   Bellevue, Washington, GO, Refunding, 5.50% due 12/01/2039 (d)                          7,356
                       3,840   Chelan County, Washington, Public Utility District Number 001, Consolidated
                               Revenue Bonds (Chelan Hydro System), AMT, Series A, 5.45% due 7/01/2037 (a)            4,011
                        3,445  Lewis County, Washington, GO, Refunding, 5.75% due 12/01/2024 (a)                      3,768
                        2,500  Seattle, Washington, Municipal Light and Power Revenue Bonds, 6% due
                               10/01/2009 (d)(e)                                                                      2,805
                        3,500  Seattle, Washington, Water System Revenue Bonds, Series B, 6% due 7/01/2029 (b)        3,851

West Virginia--2.0%    6,210   West Virginia State Housing Development Fund, Housing Finance Revenue Refunding
                               Bonds, Series D, 5.20% due 11/01/2021 (d)                                              6,468

Wisconsin--0.3%          750   Wisconsin State Health and Educational Facilities Authority Revenue Bonds (Blood
                               Center of Southeastern Wisconsin Project), 5.75% due 6/01/2034                           778

Puerto Rico--4.4%      6,225   Puerto Rico Commonwealth, Public Improvement, GO, 5.125% due 7/01/2030 (c)             6,482
                               Puerto Rico Electric Power Authority, Power Revenue Bonds, Series RR:
                       5,110       5% due 7/01/2026 (d)                                                               5,382
                       1,900       5% due 7/01/2035 (b)                                                               1,982

                               Total Municipal Bonds (Cost--$488,700)--161.7%                                       513,611


MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2005


Schedule of Investments (concluded)                                                                          (In Thousands)

                       Shares
                         Held  Short-Term Securities                                                                  Value
                       8,689   Merrill Lynch Institutional Tax-Exempt Fund (l)                                  $     8,689

                               Total Short-Term Securities (Cost--$8,689)--2.8%                                       8,689

                      Total Investments (Cost--$497,389*)--164.5%                                                   522,300
                      Liabilities in Excess of Other Assets--(0.1%)                                                   (172)
                      Preferred Stock, at Redemption Value--(64.4%)                                               (204,512)
                                                                                                                -----------
                      Net Assets Applicable to Common Stock--100.0%                                             $   317,616
                                                                                                                ===========

  * The cost and unrealized appreciation (depreciation) of investments as of March 31, 2005, as computed for federal income tax purposes, were as follows:

                                                      (in Thousands)

    Aggregate cost                                    $      497,495
                                                      ==============
    Gross unrealized appreciation                     $       25,670
    Gross unrealized depreciation                              (865)
                                                      --------------
    Net unrealized appreciation                       $       24,805
                                                      ==============

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) Prerefunded.

(f) FHA Insured.

(g) FNMA Collateralized.

(h) Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(i) GNMA Collateralized.

(j) XL Capital Insured.

(k) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(l) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                      (in Thousands)

                                            Net            Dividend
    Affiliate                             Activity          Income

    Merrill Lynch Institutional
    Tax-Exempt Fund                       (7,500)            $50


    Forward interest rate swaps outstanding as of March 31, 2005 were as follows:

                                                      (in Thousands)

                                          Notional        Unrealized
                                           Amount       Depreciation

    Receive a variable rate equal to
    a 7-Day Bond Market Association
    Municipal Swap Index Rate and
    pay a fixed rate of 3.853%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires June 2015                     $25,000           $(38)


    See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2005


Statement of Net Assets

As of March 31, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$488,699,443)                 $   513,611,003
           Investments in affiliated securities, at value (identified cost--$8,689,380)                           8,689,380
           Cash                                                                                                      12,787
           Receivables:
               Securities sold                                                            $    10,389,808
               Interest                                                                         7,421,349
               Dividends from affiliates                                                              471        17,811,628
                                                                                          ---------------
           Prepaid expenses                                                                                           8,416
                                                                                                            ---------------
           Total assets                                                                                         540,133,214
                                                                                                            ---------------

Liabilities

           Unrealized depreciation on forward interest rate swaps                                                    37,750
           Payables:
               Securities purchased                                                            17,566,108
               Investment adviser                                                                 184,248
               Dividends to Common Stock shareholders                                             153,306
               Other affiliates                                                                     5,546        17,909,208
                                                                                          ---------------
           Accrued expenses                                                                                          57,721
                                                                                                            ---------------
           Total liabilities                                                                                     18,004,679
                                                                                                            ---------------

Preferred Stock

           Preferred Stock, at redemption value, par value $.10 per share (2,100 Series
           A Shares, 2,100 Series B Shares and 3,980 Series C Shares of AMPS* authorized,
           issued and outstanding at $25,000 per share liquidation preference)                                  204,512,369
                                                                                                            ---------------

Net Assets Applicable to Common Stock

           Net assets applicable to Common Stock                                                            $   317,616,166
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

           Common Stock, par value $.10 per share (22,352,426 shares issued and
           outstanding)                                                                                     $     2,235,243
           Paid-in capital in excess of par                                                                     313,735,958
           Undistributed investment income--net                                           $     5,034,278
           Accumulated realized capital losses--net                                          (28,263,123)
           Unrealized appreciation--net                                                        24,873,810
                                                                                          ---------------
           Total accumulated earnings--net                                                                        1,644,965
                                                                                                            ---------------
           Total--Equivalent to $14.21 net asset value per share of Common Stock
           (market price--$12.68)                                                                           $   317,616,166
                                                                                                            ===============

               * Auction Market Preferred Stock.

                 See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2005


Statement of Operations

For the Six Months Ended March 31, 2005
Investment Income

           Interest                                                                                         $    12,763,522
           Dividends from affiliates                                                                                 49,659
                                                                                                            ---------------
           Total income                                                                                          12,813,181
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     1,444,969
           Commission fees                                                                        260,328
           Accounting services                                                                     87,906
           Transfer agent fees                                                                     30,210
           Professional fees                                                                       28,275
           Printing and shareholder reports                                                        23,480
           Custodian fees                                                                          14,675
           Directors' fees and expenses                                                            11,719
           Pricing fees                                                                            10,570
           Listing fees                                                                            10,384
           Other                                                                                   28,047
                                                                                          ---------------
           Total expenses before waiver and reimbursement                                       1,950,563
           Waiver and reimbursement of expenses                                                 (109,089)
                                                                                          ---------------
           Total expenses after waiver and reimbursement                                                          1,841,474
                                                                                                            ---------------
           Investment income--net                                                                                10,971,707
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                 4,375,540
               Futures contracts and forward interest rate swaps--net                         (1,499,535)         2,876,005
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                               (8,964,580)
               Forward interest rate swaps--net                                                 2,148,375       (6,816,205)
                                                                                          ---------------   ---------------
           Total realized and unrealized loss--net                                                              (3,940,200)
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

           Investment income--net                                                                               (1,697,063)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $     5,334,444
                                                                                                            ===============

           See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2005


Statements of Changes in Net Assets
                                                                                           For the Six          For the
                                                                                           Months Ended        Year Ended
                                                                                            March 31,        September 30,
Increase (Decrease) in Net Assets:                                                             2005               2004
Operations

           Investment income--net                                                         $    10,971,707   $    22,252,027
           Realized gain (loss)--net                                                            2,876,005          (53,052)
           Change in unrealized appreciation--net                                             (6,816,205)            84,198
           Dividends to Preferred Stock shareholders                                          (1,697,063)       (2,034,890)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                 5,334,444        20,248,283
                                                                                          ---------------   ---------------

Dividends to Common Stock Shareholders

           Investment income--net                                                             (9,790,363)      (19,446,611)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to Common Stock
           shareholders                                                                       (9,790,363)      (19,446,611)
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

           Total increase (decrease) in net assets applicable to Common Stock                 (4,455,919)           801,672
           Beginning of period                                                                322,072,085       321,270,413
                                                                                          ---------------   ---------------
           End of period*                                                                 $   317,616,166   $   322,072,085
                                                                                          ===============   ===============
               * Undistributed investment income--net                                     $     5,034,278   $     5,549,997
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2005


Financial Highlights
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived     March 31,            For the Year Ended September 30,
from information provided in the financial statements.           2005         2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $    14.41   $    14.37   $    14.48   $    13.94   $    12.72
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .49++       1.00++       1.02++         1.03         1.06
           Realized and unrealized gain (loss)--net               (.17)           --        (.17)          .47         1.21
           Dividends and distributions to Preferred
           Stock shareholders:
               Investment income--net                             (.08)        (.09)        (.10)        (.13)        (.31)
               Realized gain--net                                    --           --           --       --++++           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .24          .91          .75         1.37         1.96
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions to Common
           Stock shareholders:
               Investment income--net                             (.44)        (.87)        (.86)        (.83)        (.74)
               Realized gain--net                                    --           --           --       --++++           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions to Common
           Stock shareholders                                     (.44)        (.87)        (.86)        (.83)        (.74)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    14.21   $    14.41   $    14.37   $    14.48   $    13.94
                                                             ==========   ==========   ==========   ==========   ==========
           Market price per share, end of period             $    12.68   $    13.25   $    13.13   $    13.55   $    13.04
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                  1.90%+++        7.12%        5.95%       10.67%       16.43%
                                                             ==========   ==========   ==========   ==========   ==========
           Based on market price per share                   (1.11%)+++        7.80%        3.45%       10.71%       28.87%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of waiver and
           reimbursement***                                      1.15%*        1.12%        1.14%        1.18%        1.09%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses***                                     1.21%*        1.21%        1.23%        1.27%        1.26%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net***                       6.83%*        6.93%        7.19%        7.44%        7.83%
                                                             ==========   ==========   ==========   ==========   ==========
           Amount of dividends to Preferred Stock
           shareholders                                          1.06%*         .63%         .69%         .97%        2.28%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net, to Common Stock
           shareholders                                          5.77%*        6.30%        6.50%        6.47%        5.55%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Stock***

           Total expenses, net of waiver and reimbursement        .70%*         .69%         .69%         .71%         .65%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses                                         .74%*         .74%         .75%         .76%         .75%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net                          4.18%*        4.23%        4.37%        4.48%        4.67%
                                                             ==========   ==========   ==========   ==========   ==========


MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2005


Financial Highlights (concluded)
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived     March 31,            For the Year Ended September 30,
from information provided in the financial statements.           2005         2004         2003         2002          2001
Ratios Based on Average Net Assets of Preferred Stock

           Dividends to Preferred Stock shareholders             1.66%*         .99%        1.08%        1.46%        3.36%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets applicable to Common Stock,
           end of period (in thousands)                      $  317,616   $  322,072   $  321,270   $  323,678   $  311,505
                                                             ==========   ==========   ==========   ==========   ==========
           Preferred Stock outstanding, end of period
           (in thousands)                                    $  204,500   $  204,500   $  204,500   $  204,500   $  204,500
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    20.59%       45.89%       52.00%       50.73%       61.09%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                         $    2,553   $    2,575   $    2,571   $    2,583   $    2,523
                                                             ==========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

           Series A--Investment income--net                  $      212   $      253   $      268   $      362   $      820
                                                             ==========   ==========   ==========   ==========   ==========
           Series B--Investment income--net                  $      205   $      241   $      267   $      338   $      830
                                                             ==========   ==========   ==========   ==========   ==========
           Series C--Investment income--net                  $      207   $      251   $      271   $      381   $      850
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

           *** Do not reflect the effect of dividends to Preferred Stock shareholders.

            ++ Based on average shares outstanding.

          ++++ Amount is less than $(.01) per share.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2005


Notes to Financial Statements


1. Significant Accounting Policies:
MuniHoldings Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through the exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2005



Notes to Financial Statements (concluded)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended March 31, 2005, FAM earned fees of $1,444,969, of which $102,541 was waived. In addition, for the six months ended March 31, 2005, FAM reimbursed the Fund in the amount of $6,548.

For the six months ended March 31, 2005, the Fund reimbursed FAM
$5,794 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2005 were $114,592,683 and $105,111,913, respectively.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at March 31, 2005 were as follows: Series A, 2.15%; Series B, 2%; and Series C, 2.45%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended March 31, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $137,289 as commissions.


5. Capital Loss Carryforward:
On September 30, 2004, the Fund had a net capital loss carryforward of $25,279,349, of which $13,453,559 expires in 2007, $11,519,686 expires in 2008 and $306,104 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.073000 per share on April 28, 2005 to shareholders of record on April 15, 2005.



MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. Each of the Co-Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement") and throughout each year, reviews and evaluates the performance of and services provided by the Investment Adviser. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, including fees associated with the Fund's auction market preferred stock; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall quality of services provided by the Investment Adviser to be excellent. The Board also believes that the Investment Adviser is financially sound and well managed, and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board believes that, for many of the Fund's shareholders, the investment involved the selection of the Investment Adviser as the investment adviser to the Fund. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; and (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund. The Board also considers other matters it deems important to the approval process such as services related to the valuation and pricing of Fund portfolio holdings, information relating to the status of the Fund's managed dividend program, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement, the independent directors' and Board's review included the following:



MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2005


The Investment Adviser's Services and Fund Performance--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches primary importance to performance over relatively long periods of time, typically three to five years. The Board noted that the Fund's performance within the group compared for the one, three and five year periods generally ranked in the top half of the group for all periods measured. The Board concluded that the Fund's performance supported the continuation of the management fee rate at the present level and the renewal of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's tax-exempt fixed income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, background and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. DiMella, the Fund's portfolio manager, has more than ten years' experience investing in municipal bonds. The Board concluded that the Investment Adviser and its investment staff and the Fund's portfolio manager have extensive experience in analyzing and managing the types of investments used by the Fund and that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other, comparable funds. The Board did not consider the services provided to and the fees charged by the Investment Adviser to other types of clients with similar investment mandates, because the Investment Adviser advised the Board that it had no comparable investment mandates from its institutional clients. The Board noted that the Fund's contractual and actual management fee rates and its overall operating expenses were lower than the median of its comparable funds classified by Lipper. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other, comparable funds.

Profitability--The Board considers the cost of the services provided to the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale--The Board considers whether there have been economies of scale in respect of the management of the MLIM/FAM-advised funds, whether the MLIM/FAM-advised funds (including the Fund) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed end structure and determined that the current management fee structure was reasonable and that no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, the entire Board including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2005



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



Portfolio Information as of March 31, 2005


Quality Ratings by                        Percent of
S&P/Moody's                        Total Investments

AAA/Aaa                                    86.4%
AA/Aa                                       3.8
A/A                                         5.3
BBB/Baa                                     2.8
Other*                                      1.7

* Includes portfolio holdings in short-term investments.


MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2005


Officers and Directors


Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert A. DiMella, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent

Common Stock:
EquiServe
P.O. Box 43010
Providence, RI 02940-3010


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


NYSE Symbol
MUE


Effective January 1, 2005, Terry K. Glenn retired as President and Director of MuniHoldings Insured Fund II, Inc. The Fund's Board of Directors wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.


MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2005


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2005


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2005


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 -   Disclosure of Proxy Voting Policies and Procedures for
           Closed-End Management Investment Companies - Not
           Applicable to this semi-annual report

Item 8 -   Portfolio Managers of Closed-End Management Investment
           Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not
           Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not
           Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniHoldings Insured Fund II, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniHoldings Insured Fund II, Inc.


Date: May 23, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniHoldings Insured Fund II, Inc.


Date: May 23, 2005


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       MuniHoldings Insured Fund II, Inc.


Date: May 23, 2005